                                                                    EXHIBIT 10.6
                             SUBSCRIPTION AGREEMENT


TO:       Digital Courier International Inc.
          8618 Commerce Court
          Burnaby, BC V5A 4N6

AND TO:   MPR Teltech Ltd.
          8999 Nelson Way
          Burnaby, BC V5A 4B5


1.        SUBSCRIPTION
          ------------

          Subject to the terms and conditions hereinafter contained the undersigned (the "Purchaser") hereby subscribes for and agrees to purchase from Digital Courier International Inc. (the "Company") 4,000,000 common shares (the "Shares") of the Company at a price of $1.25 per Share for aggregate subscription proceeds of $5,000,000 (the "Purchase Price").

          By its execution and acceptance of this Subscription Agreement the Company agrees, subject to the terms and conditions hereof, to issue 4,000,000 Shares to the Purchaser.

2.        DEFINITIONS
          -----------

          As used in this agreement, unless the context otherwise requires:

     (a)  "AFFILIATE" means:

          (i) with respect to a natural person, the spouse of such person, any corporation that is directly or indirectly controlled by such person and any corporation that employs such person as a director, officer or employee; and

          (ii) with respect to a corporation an affiliate of such corporation within the meaning of "affiliated" under Section 2(2) of the Canada Business Corporations Act;

     (b) "ASSET TRANSFER AGREEMENT" means the agreement to be entered into between MPR and the Company, to be dated the Closing Date, pursuant to which MPR will transfer title to certain assets used in the Company's business to the Company;

     (c) "ASSIGNMENT OF LEASE" means the assignment of lease agreement to be dated the Closing Date between MPR and the Company in respect of premises located at Imperial Square, Burnaby, British Columbia;

     (d) "BALANCE SHEET" means the balance sheet of the Company as at October 31, 1995 and the notes thereto;

     (e) "CLAIM" has the meaning ascribed thereto in subsection 1(b) of the Indemnity Sharing Agreement, provided, for the purpose of this Agreement, that any such Claim shall only arise pursuant to this Agreement;

     (f) "CLOSING" means the completion of the issue and sale by the Company and the purchase by the Purchaser of the Shares hereunder;

     (g) "CLOSING DATE" means November 15, 1995 or such other date as the Company and the Purchaser may agree;

     (h) "CLOSING TIME" means 9:00 a.m. (Vancouver time) on the Closing Date or such other time on the Closing Date as the Company and the Purchaser may agree;

     (i) "DCI SHAREHOLDERS' AGREEMENT" means the shareholders' agreement to be entered into immediately after the Closing between the Company, the Purchaser, 945 and MPR;

     (j) "INDEMNITY SHARING AGREEMENT" means the agreement of that title made as of the date hereof among the Company, the Purchaser, 945, MPR and Kwikstar;

     (k)  "KWIKSTAR" means Kwikstar Communications Ltd.;

     (l) "LEASE FINANCING AGREEMENT" means the lease financing agreement to be entered into between the Company and TLC, pursuant to which the Company will lease up to $10,000,000 worth of equipment to support the operation of its business;

     (m) "MATERIAL CHANGE" means, in respect of the Company, any change in the business, operations, assets, liabilities, ownership or capital of the Company that would reasonably be expected to have a significant effect on the market price or value of the Shares, and includes a decision to implement such a change made by the board of directors of the Company or by senior management of the Company who believe that confirmation of that decision by the board of directors is probable;

     (n) "MATERIAL FACT" means any fact that significantly affects or would reasonably be expected to have a significant effect on the market price or value of the Shares;

     (o)  "MPR" means MPR Teltech Ltd.;

     (p) "PERFORMANCE INCENTIVE PLAN" means the performance incentive plan to be entered into prior to Closing, by the Company, providing for the issuance of 600,000 common shares of the Company to its employees;

     (q) "PREFERRED SHARES" means the convertible redeemable Preferred Shares, Series One, of the Company;

     (r) "SHARE PURCHASE AGREEMENTS" means the share purchase agreements to be entered into, at the time of the Closing, between Kwikstar and all of the shareholders of the Company, pursuant to which Kwikstar will agree to acquire, subject to the conditions contained therein, all of the outstanding shares of the Company in exchange for shares of Kwikstar. Such share exchange agreements will contain such representations, warranties, covenants and conditions as are appropriate for a transaction of the type contemplated by such share exchange agreements;

     (s) "SUPPORT SERVICES AGREEMENT" means the support services agreement to be dated the Closing Date, between MPR and the Company, pursuant to which MPR will provide manufacturing management and various other services to the Company and the Company will provide various services to MPR;

     (t) "TECHNOLOGY TRANSFER AND LICENSING AGREEMENT" means the technology transfer and licensing agreement to be dated the Closing Date between MPR and the Company pursuant to which MPR will transfer certain of its proprietary materials, technologies and rights, including patents, trademarks, software code, etc. to the Company;

     (u)  "TLC" means Telecom Leasing Canada;

     (v)  "945" means 945 Investments Ltd.; and

     (w) "945 SUBSCRIPTION" means the subscription agreement between the Company and 945 pursuant to which 2,000,000 common shares of the Company will be issued for aggregate subscription proceeds of $1,000,000.

3.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND MPR
          -----------------------------------------------------

          Each of the Company and MPR jointly and severally represents and warrants to the Purchaser (all of which representations and warranties shall survive Closing) that:

     (a) no person holds any securities convertible into or has any agreement or option or right or privilege capable of becoming an agreement for the purchase of any unissued shares of the Company except:

          (i) the 600,000 Shares to be issued to a trustee, the beneficial interest in which shall be held by employees of the Company, pursuant to the Performance Incentive Plan;

          (ii) the 2,000,000 Shares which may be issued pursuant to the 945 Subscription; and

          (iii) for the issue of 4,046,514 Shares and 2,000,000 Preferred Shares to MPR pursuant to the terms of the Asset Transfer Agreement and the Technology Transfer and Licensing Agreement;

     (b) the Company has the requisite power, capacity and authority to enter into this Agreement on the terms and conditions herein set forth and to issue the 4,000,000 Shares to be issued to the Purchaser on Closing;

     (c) the Company is a corporation duly incorporated under the laws of Canada and is a valid and subsisting corporation under the Canada Business Corporations Act. The Company does not have the status of "reporting issuer" in any jurisdiction in Canada, and there is no published market for any securities of the Company. The Company owns no subsidiaries;

     (d) the authorized capital of the Company consists of an unlimited number of shares without par value and an unlimited number of preferred shares without par value, of which, as of the Closing Date and after giving effect to the issue of Shares pursuant to the Performance Incentive Plan, pursuant to the 945 Subscription and to the Purchaser contemplated herein, 10,646,515 Shares and 2,000,000 Preferred Shares will be issued and outstanding as fully paid and non-assessable, as set forth on Schedule D hereto, and no other securities of the Company will be issued or outstanding. Except for the 600,000 Shares that may be issued to employees pursuant to the Performance Incentive Plan, no person, firm or corporation has any agreement, option or right to acquire or capable of becoming an agreement for the purchase or acquisition of any of the unissued share capital of the Company;

     (e) there is no suit, action, litigation, arbitration proceeding or governmental proceeding, including appeals and application for review, in progress, pending or, as far as the Company or MPR, as the case may be, is aware of, threatened against or relating to the Company or affecting the Company's properties or business and which, if determined adversely to the Company, might materially and adversely affect the properties, business, future prospects or the financial condition of the Company, or the right of the Company to use, produce or sell its property and assets in whole or in part. There is not presently outstanding against the Company any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator;

     (f) the Company is a taxable Canadian corporation and the Company is not liable for any material Canadian federal, provincial, municipal or local taxes, assessments, withholding taxes, employee or other remittances, or other imposts or penalties due and unpaid at the date hereof in respect of its income, employees, business or property, or for the payment of any tax instalment due in respect of its current taxation year (but not including taxes accruing due) or any previous taxation years, and no such taxes, assessments, imposts, remittances or penalties are required to be reserved against. The Company is not in default in filing any returns or reports covering any federal, provincial, municipal or local taxes, assessments or other imposts in respect of its income, business or property;

     (g) the Company has been conducting its business in the ordinary course in compliance with all applicable laws, rules and regulations of each jurisdiction in which it carries on business and is not in breach of any such laws, rules and regulations where a breach would have a material adverse affect. The Company is duly licensed, registered and qualified in each jurisdiction in which it owns or leases property or carries on business to enable its business to be carried on as now conducted and its property and assets to be owned, leased and operated. All such licenses, registrations and qualifications are in good standing;

     (h) the Company is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which may apply to it;

     (i) the Company has not experienced nor is the Company or MPR, as the case may be, aware of any occurrence or event which has had, or might reasonably be expected to have, a materially adverse effect on the Company's business;

     (j) the entering into and performance of this Subscription Agreement will not be in violation of:

          (i)    the constating documents of the Company;

          (ii) any agreement to which the Company is a party, will not give any person or company any right to terminate or cancel any agreement or any right enjoyed by the Company, and will not result in the creation of imposition of any lien, encumbrance or restriction of any nature whatsoever in favour of a third party upon or against the Company or the assets of the Company; or

          (iii) any statute, regulation, by-law, order, judgment, or decree by which the Company is bound;

     (k) the entering into and the performance of this Agreement will not be in violation of any law, rule, or regulation of any governmental or regulatory body having jurisdiction over the Company;

     (l) the corporate records and minute books of the Company contain complete and accurate minutes (duly signed by the Chairman and/or Secretary of the appropriate meeting) of all meetings of the directors and shareholders since its date of incorporation, together with the full text of all resolutions of directors and shareholders passed in lieu of such meetings, duly signed by all directors and shareholders;

     (m) neither MPR nor the Company have incurred any obligation or liability, contingent or otherwise, for broker's or finder's fees in respect of the transactions contemplated by this Subscription Agreement except a certain fee payable to Nesbitt Burns, as set out in the Balance Sheet.

     (n) the Balance Sheet is true and correct and presents fairly the financial position of the Company as at such date and has been prepared in accordance with generally accepted accounting standards;

     (o) the Company has no material liabilities, contingent or otherwise, except trade payables, payroll, governmental sales taxes, an amount payable to MPR, not to exceed $125,000, an amount payable to Nesbitt Burns Inc. of $175,000.00, legal and audit fees and the Company has not guaranteed or indemnified, or agreed to guarantee or indemnify, any debt, liability or other obligation of any person, firm, or body corporate;

     (p) no person, firm or corporation has any written or oral agreement, option, understanding or commitment or any right or privilege capable of becoming an agreement for the purchase, exchange, transfer or other disposition from the Company of any of its assets other than in the ordinary course of business;

     (q) the Company has no directors, officers or senior employees to which it pays remuneration and there are no written agreements or written contracts for the employment of any such individuals, and there are no contracts, agreements, or engagements, either written or verbal providing for a fixed period of employment of any such individuals, other than as disclosed in Schedule "A" hereto;

     (r) Schedule "B" contains a reference to all material contracts, agreements and commitments (whether written or oral), to which the Company is a party and unless otherwise indicated in Schedule "B", each contract, agreement or commitment is in full force and effect and the Company is not in default under any material terms of such contracts, agreements or commitments;

     (s) there will not exist on the Closing Date any state of facts which after notice or lapse of time, or both, will constitute a default or breach on the part of the Company under any of the material provisions contained in any contract, commitment or agreement listed on Schedule "B";

     (t) the representations and warranties contained in Section 4.1 of the Technology Transfer and Licensing Agreement are true and correct and the Purchaser shall have the benefit thereof;

     (u) neither the Company nor MPR has information or knowledge of any fact not communicated to the Purchaser and, relating to the business of the Company which, if known to the Purchaser, might reasonably be expected to deter the Purchaser from entering into this Subscription Agreement or from completion of the transactions contemplated by this Subscription Agreement provided that no representation or warranty is given with respect to any information or knowledge of any such fact by Allan J. Kozak; and

     (v) the information and documentation listed in Schedule "C" provided to the Purchaser by MPR or the Company in connection with this subscription for Shares or regarding the Company was true and correct in all material respects as of its date or as of the date provided (if not dated), and did not, as of its date or as of the date provided, as the case may be, contain any misrepresentation (as defined in the Securities Act (British Columbia) provided that no representation or warranty is given with respect to the accuracy of any sales, financial or other projections included in such information and documentation except a representation and warranty that such sales, financial or other projections were prepared in accordance with normal business practises.

4.        REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
          -----------------------------------------------

          The Purchaser hereby represents and warrants to the Company and MPR (all of which representations and warranties shall survive Closing) that:

     (a) by virtue of its net worth and investment experience, it is able to evaluate the prospective investment on the basis of information respecting the investment provided by the Company and supplemented by other sources available to the Purchaser;

     (b)  it is a resident of Canada;

     (c) its offer to subscribe for 4,000,000 shares as herein set out is irrevocable, subject to the conditions contained herein, and has not been induced by any warranties or representations with regard to the present or future value of the Shares except as expressly set forth herein;

     (d) it is aware and has been advised that there is no market for the Shares and that the Company is without substantial assets;

     (e) it is aware that if it is resident in a jurisdiction other than British Columbia, any Shares issued to it upon acceptance of its subscription may be subject to restrictions on resale imposed under the laws of such jurisdiction;

     (f) it is purchasing the Shares as principal (as defined in all applicable securities laws) for its own account, and not for the benefit of any other person;

     (g) it is purchasing the Shares for investment only and not with a view to immediate resale or distribution;

     (h) the Purchaser was not incorporated or created solely to permit purchases without a prospectus under section 55(2)(4) of the Securities Act (British Columbia) or similar prospectus exemptions available under other securities legislation;

     (i) it is aware that the Company is not a reporting company and is a private issuer under British Columbia laws and the Shares to be issued to it upon acceptance of this subscription will be issued as an exempt trade; and

     (j) the purchase of the Shares does not and will not conflict with, and does not and will not result in breach of, any of the terms of the Purchaser's constating documents or any agreement or instrument which the Purchaser is a party or by which it is bound; and

     (k) it has obtained all necessary authorizations and has all requisite corporate power and authority to enter into this Subscription Agreement and to subscribe for the Shares.

5.        COVENANTS OF THE COMPANY
          ------------------------

          The Company will:

     (a) not incur any indebtedness for borrowed money or issue or sell any Shares or securities convertible into or exchangeable for Shares (except those securities referred to in paragraph 3(a) hereof) without the prior written consent of the Purchaser;

     (b) ensure that at the Closing Time the amount of its trade receivables (as determined by its auditors) will not be less than the amount of its trade payables (as determined by its auditors); and

     (c) not issue any options, warrants or other securities which gives the right to purchase, are convertible into or are exchangeable for Shares at an exercise, conversion or exchange price of less than $1.25 per share.

6.        CONDITIONS OF THE PURCHASER
          ---------------------------

          The Purchaser's obligations to complete the purchase of Shares contemplated hereby shall be conditional upon the fulfilment (or waiver by the Purchaser at its sole discretion) at or before the Closing of the following conditions, which conditions the Company covenants to exercise all reasonable commercial efforts to fulfil or cause to be fulfilled at or prior to the
Closing:

     (a) each of the representations and warranties of the Company and MPR contained in this Subscription Agreement shall be true and correct in all material respects at the Closing Time as though made at the Closing Time;

     (b) the Company shall have fulfilled and/or complied with all covenants and agreements herein contained to be performed or caused to be performed by it at or before the Closing Time;

     (c) all steps will have been taken to elect or appoint one nominee of the Purchaser to the board of directors of the Company pursuant to the DCI Shareholders Agreement;

     (d) the execution and delivery of all agreements required to be entered into shall have been duly authorized by all necessary corporate action;

     (e) the Purchaser shall be satisfied, in its sole discretion, with the results of its review of the financial condition, business properties, titles, assets and affairs of both the Company and Kwikstar;

     (f) the Company shall have obtained employment agreements in a form acceptable to the Purchaser from those employees of the Company set out in Schedule A, not less than five days prior to the Closing Date;

     (g) the share conditions attaching to the Preferred Shares shall be satisfactory in form and substance to the Purchaser;

     (h) there shall have been no material adverse change in the business or affairs of the Company since September 15, 1995;

     (i) the transfer of assets to DCI by MPR pursuant to the Asset Transfer Agreement shall have been completed;

     (j) the Purchaser shall have received certificates addressed to it dated as of the Closing Date signed by the Chief Financial Officer or such other officers as the Purchaser may accept, of the Company and MPR, certifying for and on behalf of the Company and MPR respectively that, except as otherwise disclosed in writing to the Purchaser, the representations and warranties of the Company and MPR, as the case may be, are true as of the Closing Time; and

     (k) the Purchaser shall have received an opinion from counsel to DCI in form and substance satisfactory to the Purchaser.

7.        CONDITIONS OF THE COMPANY
          -------------------------

          The Company's obligations to issue the Shares to the Purchaser as contemplated hereby shall be conditional upon the fulfilment (or waiver by the Company at its sole discretion) at or before the Closing of the following conditions, which conditions the Purchaser covenants to exercise all reasonable commercial efforts to fulfil or cause to be fulfilled at or prior to the
Closing:

     (a) each of the representations of the Purchaser contained in this Subscription Agreement shall be true and correct in all material respects at the Closing Time;

     (b) each of the Company and MPR shall have received a certificate addressed to it dated as of the Closing Date, signed by an officer of the Purchaser, certifying for and on behalf of the Purchaser that except as has been generally disclosed at the date thereof or otherwise disclosed in writing to the Company or MPR, as the case may be, the representations and warranties of the Purchaser are true as of the Closing Time; and

     (c)  the Company shall have received full payment of the Purchase Price.

8.        MUTUAL CONDITIONS OF THE PURCHASER AND THE COMPANY
          --------------------------------------------------

          The obligations of the parties hereunder shall be conditional upon the fulfilment, at or before the Closing, of the following mutual conditions, which conditions the parties each covenant to exercise all reasonable commercial efforts to fulfil or cause to be fulfilled at or prior to the Closing:

     (a) the Company and TLC shall have entered into the Lease Financing Agreement in a form mutually acceptable to the Purchaser and the Company;

     (b) MPR and the Company shall have entered into the Technology Transfer and Licensing Agreement, the Asset Transfer Agreement, the Assignment of Lease and the Support Services Agreement, each in a form mutually acceptable to the Purchaser and the Company;

     (c) the Company shall have established the Performance Incentive Plan in a form mutually acceptable to the Purchaser and the Company;

     (d) MPR, the Purchaser and the members of the 945 Group shall have entered into the DCI Shareholders' Agreement in a form mutually acceptable to the Purchaser and the Company;

     (e) the 945 Subscription shall be completed and the Company shall have received aggregate subscription proceeds of $1 million pursuant thereto; and

     (f) all of the shareholders of the Company (including MPR, the Purchaser and the members of the 945 Group) shall have entered into or shall contemporaneously enter into a Share Exchange Agreement with Kwikstar in each case in a form mutually acceptable to the Purchaser and the Company.

9.        INDEMNITY SHARING AGREEMENT
          ---------------------------

          Notwithstanding anything else in this Agreement, any obligation of MPR to indemnify the Purchaser for any Claim shall be subject to the provisions of the Indemnity Sharing Agreement.

10.       DELIVERY AND PAYMENT
          --------------------

          Subject to acceptance of this Subscription Agreement by the Company and fulfilment or waiver of all conditions in favour of the Purchaser and the mutual conditions, the Closing will occur at the offices of Farris, Vaughan, Wills and Murphy, 2600 - 700 West Georgia Street, Vancouver, B.C., at the Closing Time on the Closing Date.

11.       GENERAL
          -------

          This Agreement is governed by the laws of British Columbia.

          This Agreement may be executed in two or more counterparts which when taken together shall constitute one agreement. Delivery of counterparts may be effected by facsimile transmission thereof.

          This Agreement and the rights and obligations under this Agreement are not assignable, except as set out below. Any party which is a body corporate may assign its rights under this Agreement to any Affiliate, including an Affiliate with which it amalgamates, merges or consolidates or enters into a similar reorganization, or into which it is wound up as part of a bona fide reorganization, provided that the Affiliate or successor corporation agrees to be bound by this Agreement in addition to the original party as if such Affiliate or successor corporation were an original signatory hereto. In connection with any permitted assignment of this Agreement, MPR may assign such provisions of the Indemnity Sharing Agreement as relate to this Agreement.

          Time is of the essence of this Agreement.

          At Closing and thereafter as may be necessary or desirable, and without further consideration, each of the parties shall execute, acknowledge and deliver such other documents and shall take or refrain from taking such action as the other party may reasonably require to evidence, carry out and give full effect to the terms, conditions, intent and meaning of this Agreement, to assure the completion of the transactions contemplated hereby, and to complete any permitted assignment by any party pursuant to this Section.

          Any notice or communication to be given hereunder may be given by delivering it at the addresses hereinafter set forth or by sending the same by facsimile to the parties at those addresses. Any notice so delivered will be deemed to have been received on the date delivered. Any facsimile notice will be deemed to have been received on transmission if the date thereof is a business day and, if not, on the next business day following transmission. Mailing and facsimile addresses of the parties for the purposes hereof shall be as follows:

     (a)  if to the Purchaser:

          CIBC Wood Gundy Capital (SFC) Inc.
          CIBC Wood Gundy Capital
          BCE Place
          P.O. Box 500
          161 Bay Street
          Toronto, ON, M5J 2S8
          Facsimile:  (416) 594-8037
          Attention:  Sam Duboc
          ---------------------

     (b)  if to the Company:

          Digital Courier International Inc.
          8618 Commerce Court
          Burnaby, BC, V5A 4N6
          Attention:  Chief Executive Officer
          ----------  -----------------------

     (c)  if to MPR:

          MPR Teltech Ltd.
          8999 Nelson Way
          Burnaby, BC,  V5A 4B5
          Facsimile:  293-6161
          Attention:  Ian Bardsley, Vice President Business Systems and
          ----------
                      Applications and Peter Inman, Vice President and Chief Financial Officer

          In witness whereof the Purchaser has executed this agreement as of the 15th day of November, 1995.

                                  CIBC WOOD GUNDY CAPITAL
                                  (SFC) INC.


                                  By:  /s/ Sam Duboc
                                       -------------------------------
                                       Title:

The undersigned accept this Subscription Agreement on the terms and conditions set out herein this 15th day of November, 1995.


                                  DIGITAL COURIER INTERNATIONAL INC.


                                  By:  /s/ I. R. Bardsley
                                       -------------------------------
                                       Title: Chairman


                                  MPR TELTECH LTD.


                                  By:  /s/ I. R. Bardsley
                                       -------------------------------
                                       Title: Vice-President
                                              Business Systems and
                                              Applications


                                       /s/ Peter Inman
                                       -------------------------------
                                       Title: Vice-President and
                                              Chief Financial Officer

                                   SCHEDULE A


          Mark Burns              Director of Sales

          Eric Chong              Director of Engineering

          Neil Gunn               Director of Technology

          Al Kozak                General Manager

          Remy Kozak              Director of Products and Marketing

          Bruce Maxwell           Director of Network Operations

                                  SCHEDULE B
                          LIST OF MATERIAL CONTRACTS

CONTRACT                SERIAL                                                  START    FINISH
TYPE                    NUMBER      COMPANY NAME                     PRIME      DATE     DATE     DESCRIPTION
SALE                    950313-06   Airdate Traffic Services Ltd.    M. Burns   950302   960302   DCI Services Agreement

SALE                    950119-07   Airwaves Sound Design Ltd.       R. Kozak   950110   970109   DCI Services Agreement

SALE                    950731-02   Atlantic Records                 A. Kozak   950727   960727   DCI Services Agreement

SALE                    950419-05   Audio House, Inc. (KOME)         R. Kozak   950418   960418   DCI Services Agreement

SALE                    950517-03   Audioimage Productions, Inc.     A. Kozak   950515   960515   DCI Services Agreement

SALE                    950328-04   Balsa Broadcasting               A. Kozak   950321   960321   DCI Services Agreement
                                    Corporation

SALE                    950330-06   Bell Sound Studios               A. Kozak   950323   960323   DCI Services Agreement

SALE                    950313-10   Blackburn Radio Inc. (CFPL)      M. Burns   950307   960307   DCI Services Agreement

SALE                    950313-16   CFFX/CFMK-FM Radio               M. Burns   950302   960302   DCI Services Agreement

SALE                    950330-05   CFHK Radio Ltd.                  A. Kozak   950323   960323   DCI Services Agreement

SALE                    950313-18   CFRA/CKKL-FM                     M. Burns   950228   960228   DCI Services Agreement

SALE                    950313-21   CFRB/CKFM (MIK 99.9)             M. Burns   950310   960310   DCI Services Agreement

SALE                    950228-05   CFRN CFBR FM                     M.Burns    950222   960222   DCI Services Agreement

SALE                    950313-19   CHED/CKNG division of            M. Burns   950308   960308   DCI Services Agreement
                                    Western Radio Group Ltd.

SALE                    950313-22   CHEZ-FM Inc.                     M. Burns   950310   960310   DCI Services Agreement

SALE                    950313-071  CHUC Radio                       M. Burns   950307   960307   DCI Services Agreement

SALE                    950119-05   CHUM Ltd. (CFUN/CHQM FM)         R. Kozak   950102   970101   DCI Services Agreement

SALE                    950119-04   CHUM Ltd. (CJOH/C100)            R. Kozak   941220   961220   DCI Services Agreement

SALE                    950601-05   CITE-FM                          A. Kozak   950529   960529   DCI Services Agreement

SALE                    950313-12   CJEZ FM                          M. Burns   950301   960301   DCI Services Agreement

SALE                    950420-02   CJMC                             A. Kozak   950418   960418   DCI Services Agreement


CONTRACT                SERIAL                                                  START    FINISH
TYPE                    NUMBER      COMPANY NAME                     PRIME      DATE     DATE     DESCRIPTION


SALE                    950330-04   CKIS-CHOM FM (CHUM Quebec)       A. Kozak   950323   960323   DCI Services Agreement

SALE                    950313-17   CKKQ-FM                          M. Burns   950301   960301   DCI Services Agreement

SALE                    950228-04   CKLG CFOX Radio                  M. Burns   950220   960220   DCI Services Agreement

SALE                    950313-11   CKRY-FM                          M. Burns   950311   960311   DCI Services Agreement

SALE                    950313-05   CKSL AM/CIQM FM                  M. Burns   950302   960302   DCI Services Agreement

SALE                    950313-20   Commercial Recording Studios     R. Kozak   950308   960308   DCI Services Agreement

SALE                    950119-08   Dick & Rogers Sound Studio       R. Kozak   950110   970109   DCI Services Agreement
                                    Ltd.

SALE                    950313-13   Fraser Valley Radio Group        M. Burns   950301   960301   DCI Services Agreement

SALE                    950609-02   Heritage Wisconsin               A. Kozak   950601   960601   DCI Services Agreement
                                    Broadcasting Corporation

SALE                    950119-06   Jim Pattison Industries Ltd.     R. Kozak   950102   970101   DCI Services Agreement
                                    (CJJR FM)

SALE                    950510-04   KFI-AM                           A. Kozak   950501   960501   DCI Services Agreement

SALE                    950330-03   KROQ-FM                          A. Kozak   950323   960323   DCI Services Agreement

SALE                    950609-05   KRPM-FM                          A. Kozak   950601   960601   DCI Services Agreement

SALE                    950420-01   LBJ Broadcasting                 A. Kozak   950418   960418   DCI Services Agreement

SALE                    950130-03   Manta Eastern Sound Ltd.         A. Kozak   950123   960131   DCI Services Agreement

SALE                    950228-02   Metromedia CMR Inc.              M. Burns   950227   960227   DCI Services Agreement

SALE                    950228-03   Mount Royal Broadcasting Inc.    M. Burns   950227   960227   DCI Services Agreement

SALE                    950130-06   Newcap Broadcasting Ltd.         A. Kozak   950125   960125   DCI Services Agreement
                                    (CFRQ-FM)

SALE                    950313-15   Panfor Dubbing Ltd.              M. Burns   950301   960301   DCI Services Agreement

SALE                    950328-03   Q107 FM - AM640 Radio            A. Kozak   950315   960315   DCI Services Agreement

SALE                    950119-03   Reel Time Recorders Ltd.         R. Kozak   941221   961221   DCI Services Agreement

SALE                    950328-02   ROCK 95 FM                       A. Kozak   950313   980313   DCI Services Agreement

SALE                    950405-02   Shaw Radio Ltd.                  A. Kozak   950330   960330   DCI Services Agreement

SALE                    950130-04   Sounds Interchange Ltd.          A. Kozak   950123   960123   DCI Services Agreement


CONTRACT                SERIAL                                                  START    FINISH
TYPE                    NUMBER      COMPANY NAME                     PRIME      DATE     DATE     DESCRIPTION


SALE                    950313-14   South Fraser Broadcasting        A. Kozak   950301   960301   DCI Services Agreement

SALE                    940819-01   Standard Radio Inc.              R. Kozak   940901   941130   DCI Services Agreement

SALE                    940819-07   Standard Radio Inc.              R. Kozak   940901   941130   DCI Services Agreement

SALE                    9501230-05  Sun Radio Limited (CIEZ FM)      A. Kozak   950125   960125   DCI Services Agreement

SALE                    950123-03   Telemedia Communications         R. Kozak   941221   951221   DCI Services Agreement
                                    Ontario, Inc. (CJCL Radio)

SALE                    950609-03   WBBF Inc.                        A. Kozak   950601   960601   DCI Services Agreement

SALE                    950609-04   WIL/WRTH/KIHT                    A. Kozak   950601   960601   DCI Services Agreement

LICENSE                 950109-01   Danmarks Radio                              950101            Source Code Software
                                                                                                  License Agreement for
                                                                                                  Audition (TM)

                                  SCHEDULE C

                        DIGITAL COURIER INTERNATIONAL
                  SCHEDULE OF REPRESENTATIONS AND WARRANTIES

1. Historical financial and operating results of Digital Courier International incorporated in business plan model prepared by DCI and Nesbitt Burns in connection with the offering.

2.   Nesbitt Burns Confidential Information Memorandum dated April, 1995.

3. Commissioned sites in Canada (116) and US (183) as at October 30, 1995 dated November 7, 1995.

4. Orders in progress excluding commissioned sites in Canada (15) and US (316) as at October 30, 1995 dated November 7, 1995.

5. Monthly traffic for October, 1995 by destination, dated November 7, 1995. Total for month is 2496.

6.   Management meeting minutes for November 6, 1995.

7. Letter of Intent dated September 25, 1995 signed by Enterprise Developments Inc., Kwikstar Communications Ltd. and MPR Teltech Ltd. and all schedules attached thereto.

8. Testimonials of customers of DCI sent to CIBC Wood Gundy Capital on September 14, 1995.

9.   US Account status dated September 13, 1995.

10.  US sender account status report dated September 18, 1995.

11. Digital Courier International U.S. Services Agreement with Mediatech Incorporated sent September 14, 1995 including Mediatech's distribution volume by station.

                            SUBSCRIPTION AGREEMENT


TO:       Digital Courier International Inc.
          8618 Commerce Court
          Burnaby, BC V5A 4N6

AND TO:   MPR Teltech Ltd.
          8999 Nelson Way
          Burnaby, BC V5A 4B5


1.        SUBSCRIPTION
          ------------

          Subject to the terms and conditions hereinafter contained the undersigned (the "Purchaser") hereby subscribes for and agrees to purchase from Digital Courier International Inc. (the "Company") 2,000,000 common shares (the "Shares") of the Company at a price of $0.50 per Share for aggregate subscription proceeds of $1,000,000 (the "Purchase Price").

          By its execution and acceptance of this Subscription Agreement the Company agrees, subject to the terms and conditions hereof, to issue 2,000,000 Shares to the Purchaser.

2.        DEFINITIONS
          -----------

          As used in this agreement, unless the context otherwise requires:

     (a)  "AFFILIATE" means:

          (i) with respect to a natural person, the spouse of such person, any corporation that is directly or indirectly controlled by such person and any corporation that employs such person as a director, officer or employee; and

          (ii) with respect to a corporation an affiliate of such corporation within the meaning of "affiliated" under Section 2(2) of the Canada Business Corporations Act;

     (b) "ASSET TRANSFER AGREEMENT" means the agreement to be entered into between MPR and the Company, to be dated the Closing Date, pursuant to which MPR will transfer title to certain assets used in the Company's business to the Company;

     (c) "ASSIGNMENT OF LEASE" means the assignment of lease agreement to be dated the Closing Date between MPR and the Company in respect of premises located at Imperial Square, Burnaby, British Columbia;

     (d) "BALANCE SHEET" means the balance sheet of the Company as at October 31, 1995 and the notes thereto;

     (e) "CLAIM" has the meaning ascribed thereto in subsection 1(b) of the Indemnity Sharing Agreement, provided, for the purpose of this Agreement, that any such Claim shall only arise pursuant to this Agreement;

     (f) "CLOSING" means the completion of the issue and sale by the Company and the purchase by the Purchaser of the Shares hereunder;

     (g) "CLOSING DATE" means November 15, 1995 or such other date as the Company and the Purchaser may agree;

     (h) "CLOSING TIME" means 9:00 a.m. (Vancouver time) on the Closing Date or such other time on the Closing Date as the Company and the Purchaser may agree;

     (i) "DCI SHAREHOLDERS' AGREEMENT" means the shareholders' agreement to be entered into immediately after the Closing between the Company, the Purchaser, 945 and MPR;

     (j) "INDEMNITY SHARING AGREEMENT" means the agreement of that title made as of the date hereof among the Company, the Purchaser, 945, MPR and Kwikstar;

     (k)  "KWIKSTAR" means Kwikstar Communications Ltd.;

     (l) "LEASE FINANCING AGREEMENT" means the lease financing agreement to be entered into between the Company and TLC, pursuant to which the Company will lease up to $10,000,000 worth of equipment to support the operation of its business;

     (m) "MATERIAL CHANGE" means, in respect of the Company, any change in the business, operations, assets, liabilities, ownership or capital of the Company that would reasonably be expected to have a significant effect on the market price or value of the Shares, and includes a decision to implement such a change made by the board of directors of the Company or by senior management of the Company who believe that confirmation of that decision by the board of directors is probable;

     (n) "MATERIAL FACT" means any fact that significantly affects or would reasonably be expected to have a significant effect on the market price or value of the Shares;

     (o)  "MPR" means MPR Teltech Ltd.;

     (p) "PERFORMANCE INCENTIVE PLAN" means the performance incentive plan to be entered into prior to Closing, by the Company, providing for the issuance of 600,000 common shares of the Company to its employees;

     (q) "PREFERRED SHARES" means the convertible redeemable Preferred Shares, Series One, of the Company;

     (r) "SHARE PURCHASE AGREEMENTS" means the share purchase agreements to be entered into, at the time of the Closing, between Kwikstar and all of the shareholders of the Company, pursuant to which Kwikstar will agree to acquire, subject to the conditions contained therein, all of the outstanding shares of the Company in exchange for shares of Kwikstar. Such share exchange agreements will contain such representations, warranties, covenants and conditions as are appropriate for a transaction of the type contemplated by such share exchange agreements;

     (s) "SUPPORT SERVICES AGREEMENT" means the support services agreement to be dated the Closing Date, between MPR and the Company, pursuant to which MPR will provide manufacturing management and various other services to the Company and the Company will provide various services to MPR;

     (t) "TECHNOLOGY TRANSFER AND LICENSING AGREEMENT" means the technology transfer and licensing agreement to be dated the Closing Date between MPR and the Company pursuant to which MPR will transfer certain of its proprietary materials, technologies and rights, including patents, trademarks, software code, etc. to the Company;

     (u)  "TLC" means Telecom Leasing Canada;

     (v)  "945" means 945 Investments Ltd.; and

     (w) "945 SUBSCRIPTION" means the subscription agreement between the Company and 945 pursuant to which 2,000,000 common shares of the Company will be issued for aggregate subscription proceeds of $1,000,000.

3.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND MPR
          -----------------------------------------------------

          Each of the Company and MPR jointly and severally represents and warrants to the Purchaser (all of which representations and warranties shall survive Closing) that:

     (a) no person holds any securities convertible into or has any agreement or option or right or privilege capable of becoming an agreement for the purchase of any unissued shares of the Company except:

          (i) the 600,000 Shares to be issued to a trustee, the beneficial interest in which shall be held by employees of the Company, pursuant to the Performance Incentive Plan;

          (ii) the 2,000,000 Shares which may be issued pursuant to the 945 Subscription; and

          (iii) for the issue of 4,046,514 Shares and 2,000,000 Preferred Shares to MPR pursuant to the terms of the Asset Transfer Agreement and the Technology Transfer and Licensing Agreement;

     (b) the Company has the requisite power, capacity and authority to enter into this Agreement on the terms and conditions herein set forth and to issue the 4,000,000 Shares to be issued to the Purchaser on Closing;

     (c) the Company is a corporation duly incorporated under the laws of Canada and is a valid and subsisting corporation under the Canada Business Corporations Act. The Company does not have the status of "reporting issuer" in any jurisdiction in Canada, and there is no published market for any securities of the Company. The Company owns no subsidiaries;

     (d) the authorized capital of the Company consists of an unlimited number of shares without par value and an unlimited number of preferred shares without par value, of which, as of the Closing Date and after giving effect to the issue of Shares pursuant to the Performance Incentive Plan, pursuant to the 945 Subscription and to the Purchaser contemplated herein, 10,646,515 Shares and 2,000,000 Preferred Shares will be issued and outstanding as fully paid and non-assessable, as set forth on Schedule D hereto, and no other securities of the Company will be issued or outstanding. Except for the 600,000 Shares that may be issued to employees pursuant to the Performance Incentive Plan, no person, firm or corporation has any agreement, option or right to acquire or capable of becoming an agreement for the purchase or acquisition of any of the unissued share capital of the Company;

     (e) there is no suit, action, litigation, arbitration proceeding or governmental proceeding, including appeals and application for review, in progress, pending or, as far as the Company or MPR, as the case may be, is aware of, threatened against or relating to the Company or affecting the Company's properties or business and which, if determined adversely to the Company, might materially and adversely affect the properties, business, future prospects or the financial condition of the Company, or the right of the Company to use, produce or sell its property and assets in whole or in part. There is not presently outstanding against the Company any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator;

     (f) the Company is a taxable Canadian corporation and the Company is not liable for any material Canadian federal, provincial, municipal or local taxes, assessments, withholding taxes, employee or other remittances, or other imposts or penalties due and unpaid at the date hereof in respect of its income, employees, business or property, or for the payment of any tax instalment due in respect of its current taxation year (but not including taxes accruing due) or any previous taxation years, and no such taxes, assessments, imposts, remittances or penalties are required to be reserved against. The Company is not in default in filing any returns or reports covering any federal, provincial, municipal or local taxes, assessments or other imposts in respect of its income, business or property;

     (g) the Company has been conducting its business in the ordinary course in compliance with all applicable laws, rules and regulations of each jurisdiction in which it carries on business and is not in breach of any such laws, rules and regulations where a breach would have a material adverse affect. The Company is duly licensed, registered and qualified in each jurisdiction in which it owns or leases property or carries on business to enable its business to be carried on as now conducted and its property and assets to be owned, leased and operated. All such licenses, registrations and qualifications are in good standing;

     (h) the Company is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which may apply to it;

     (i) the Company has not experienced nor is the Company or MPR, as the case may be, aware of any occurrence or event which has had, or might reasonably be expected to have, a materially adverse effect on the Company's business;

     (j) the entering into and performance of this Subscription Agreement will not be in violation of:

          (i)    the constating documents of the Company;

          (ii) any agreement to which the Company is a party, will not give any person or company any right to terminate or cancel any agreement or any right enjoyed by the Company, and will not result in the creation of imposition of any lien, encumbrance or restriction of any nature whatsoever in favour of a third party upon or against the Company or the assets of the Company; or

          (iii) any statute, regulation, by-law, order, judgment, or decree by which the Company is bound;

     (k) the entering into and the performance of this Agreement will not be in violation of any law, rule, or regulation of any governmental or regulatory body having jurisdiction over the Company;

     (l) the corporate records and minute books of the Company contain complete and accurate minutes (duly signed by the Chairman and/or Secretary of the appropriate meeting) of all meetings of the directors and shareholders since its date of incorporation, together with the full text of all resolutions of directors and shareholders passed in lieu of such meetings, duly signed by all directors and shareholders;

     (m) neither MPR nor the Company have incurred any obligation or liability, contingent or otherwise, for broker's or finder's fees in respect of the transactions contemplated by this Subscription Agreement except a certain fee payable to Nesbitt Burns, as set out in the Balance Sheet.

     (n) the Balance Sheet is true and correct and presents fairly the financial position of the Company as at such date and has been prepared in accordance with generally accepted accounting standards;

     (o) the Company has no material liabilities, contingent or otherwise, except trade payables, payroll, governmental sales taxes, an amount payable to MPR, not to exceed $125,000, an amount payable to Nesbitt Burns Inc. of $175,000.00, legal and audit fees and the Company has not guaranteed or indemnified, or agreed to guarantee or indemnify, any debt, liability or other obligation of any person, firm, or body corporate;

     (p) no person, firm or corporation has any written or oral agreement, option, understanding or commitment or any right or privilege capable of becoming an agreement for the purchase, exchange, transfer or other disposition from the Company of any of its assets other than in the ordinary course of business;

     (q) the Company has no directors, officers or senior employees to which it pays remuneration and there are no written agreements or written contracts for the employment of any such individuals, and there are no contracts, agreements, or engagements, either written or verbal providing for a fixed period of employment of any such individuals, other than as disclosed in Schedule "A" hereto;

     (r) Schedule "B" contains a reference to all material contracts, agreements and commitments (whether written or oral), to which the Company is a party and unless otherwise indicated in Schedule "B", each contract, agreement or commitment is in full force and effect and the Company is not in default under any material terms of such contracts, agreements or commitments;

     (s) there will not exist on the Closing Date any state of facts which after notice or lapse of time, or both, will constitute a default or breach on the part of the Company under any of the material provisions contained in any contract, commitment or agreement listed on Schedule "B";

     (t) the representations and warranties contained in Section 4.1 of the Technology Transfer and Licensing Agreement are true and correct and the Purchaser shall have the benefit thereof;

     (u) neither the Company nor MPR has information or knowledge of any fact not communicated to the Purchaser and, relating to the business of the Company which, if known to the Purchaser, might reasonably be expected to deter the Purchaser from entering into this Subscription Agreement or from completion of the transactions contemplated by this Subscription Agreement provided that no representation or warranty is given with respect to any information or knowledge of any such fact by Allan J. Kozak; and

     (v) the information and documentation listed in Schedule "C" provided to the Purchaser by MPR or the Company in connection with this subscription for Shares or regarding the Company was true and correct in all material respects as of its date or as of the date provided (if not dated), and did not, as of its date or as of the date provided, as the case may be, contain any misrepresentation (as defined in the Securities Act (British Columbia) provided that no representation or warranty is given with respect to the accuracy of any sales, financial or other projections included in such information and documentation except a representation and warranty that such sales, financial or other projections were prepared in accordance with normal business practises.

4.        REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
          -----------------------------------------------

          The Purchaser hereby represents and warrants to the Company and MPR (all of which representations and warranties shall survive Closing) that:

     (a) by virtue of its net worth and investment experience, it is able to evaluate the prospective investment on the basis of information respecting the investment provided by the Company and supplemented by other sources available to the Purchaser;

     (b)  it is a resident of Canada;

     (c) its offer to subscribe for 2,000,000 shares as herein set out is irrevocable, subject to the conditions contained herein, and has not been induced by any warranties or representations with regard to the present or future value of the Shares except as expressly set forth herein;

     (d) it is aware and has been advised that there is no market for the Shares and that the Company is without substantial assets;

     (e) it is aware that if it is resident in a jurisdiction other than British Columbia, any Shares issued to it upon acceptance of its subscription may be subject to restrictions on resale imposed under the laws of such jurisdiction;

     (f) it is purchasing the Shares as principal (as defined in all applicable securities laws) for its own account, and not for the benefit of any other person;

     (g) it is purchasing the Shares for investment only and not with a view to immediate resale or distribution;

     (h) the Purchaser was not incorporated or created solely to permit purchases without a prospectus under section 55(2)(4) of the Securities Act (British Columbia) or similar prospectus exemptions available under other securities legislation;

     (i) it is aware that the Company is not a reporting company and is a private issuer under British Columbia laws and the Shares to be issued to it upon acceptance of this subscription will be issued as an exempt trade; and

     (j) the purchase of the Shares does not and will not conflict with, and does not and will not result in breach of, any of the terms of the Purchaser's constating documents or any agreement or instrument which the Purchaser is a party or by which it is bound; and

     (k) it has obtained all necessary authorizations and has all requisite corporate power and authority to enter into this Subscription Agreement and to subscribe for the Shares.

5.        COVENANTS OF THE COMPANY
          ------------------------

          The Company will:

     (a) not incur any indebtedness for borrowed money or issue or sell any Shares or securities convertible into or exchangeable for Shares (except those securities referred to in paragraph 3(a) hereof) without the prior written consent of the Purchaser;

     (b) ensure that at the Closing Time the amount of its trade receivables (as determined by its auditors) will not be less than the amount of its trade payables (as determined by its auditors); and

     (c) not issue any options, warrants or other securities which gives the right to purchase, are convertible into or are exchangeable for Shares at an exercise, conversion or exchange price of less than $1.25 per share.

6.        CONDITIONS OF THE PURCHASER
          ---------------------------

          The Purchaser's obligations to complete the purchase of Shares contemplated hereby shall be conditional upon the fulfilment (or waiver by the Purchaser at its sole discretion) at or before the Closing of the following conditions, which conditions the Company covenants to exercise all reasonable commercial efforts to fulfil or cause to be fulfilled at or prior to the
Closing:

     (a) each of the representations and warranties of the Company and MPR contained in this Subscription Agreement shall be true and correct in all material respects at the Closing Time as though made at the Closing Time;

     (b) the Company shall have fulfilled and/or complied with all covenants and agreements herein contained to be performed or caused to be performed by it at or before the Closing Time;

     (c) all steps will have been taken to elect or appoint one nominee of the Purchaser to the board of directors of the Company pursuant to the DCI Shareholders Agreement;

     (d) the execution and delivery of all agreements required to be entered into shall have been duly authorized by all necessary corporate action;

     (e) the Purchaser shall be satisfied, in its sole discretion, with the results of its review of the financial condition, business properties, titles, assets and affairs of both the Company and Kwikstar;

     (f) the Company shall have obtained employment agreements in a form acceptable to the Purchaser from those employees of the Company set out in Schedule A, not less than five days prior to the Closing Date;

     (g) the share conditions attaching to the Preferred Shares shall be satisfactory in form and substance to the Purchaser;

     (h) there shall have been no material adverse change in the business or affairs of the Company since September 15, 1995;

     (i) the transfer of assets to DCI by MPR pursuant to the Asset Transfer Agreement shall have been completed;

     (j) the Purchaser shall have received certificates addressed to it dated as of the Closing Date signed by the Chief Financial Officer or such other officers as the Purchaser may accept, of the Company and MPR, certifying for and on behalf of the Company and MPR respectively that, except as otherwise disclosed in writing to the Purchaser, the representations and warranties of the Company and MPR, as the case may be, are true as of the Closing Time; and

     (k) the Purchaser shall have received an opinion from counsel to DCI in form and substance satisfactory to the Purchaser.

7.        CONDITIONS OF THE COMPANY
          -------------------------

          The Company's obligations to issue the Shares to the Purchaser as contemplated hereby shall be conditional upon the fulfilment (or waiver by the Company at its sole discretion) at or before the Closing of the following conditions, which conditions the Purchaser covenants to exercise all reasonable commercial efforts to fulfil or cause to be fulfilled at or prior to the
Closing:

     (a) each of the representations of the Purchaser contained in this Subscription Agreement shall be true and correct in all material respects at the Closing Time;

     (b) each of the Company and MPR shall have received a certificate addressed to it dated as of the Closing Date, signed by an officer of the Purchaser, certifying for and on behalf of the Purchaser that except as has been generally disclosed at the date thereof or otherwise disclosed in writing to the Company or MPR, as the case may be, the representations and warranties of the Purchaser are true as of the Closing Time; and

     (c)  the Company shall have received full payment of the Purchase Price.

8.        MUTUAL CONDITIONS OF THE PURCHASER AND THE COMPANY
          --------------------------------------------------

          The obligations of the parties hereunder shall be conditional upon the fulfilment, at or before the Closing, of the following mutual conditions, which conditions the parties each covenant to exercise all reasonable commercial efforts to fulfil or cause to be fulfilled at or prior to the Closing:

     (a) the Company and TLC shall have entered into the Lease Financing Agreement in a form mutually acceptable to the Purchaser and the Company;

     (b) MPR and the Company shall have entered into the Technology Transfer and Licensing Agreement, the Asset Transfer Agreement, the Assignment of Lease and the Support Services Agreement, each in a form mutually acceptable to the Purchaser and the Company;

     (c) the Company shall have established the Performance Incentive Plan in a form mutually acceptable to the Purchaser and the Company;

     (d) MPR, the Purchaser and the members of the 945 Group shall have entered into the DCI Shareholders' Agreement in a form mutually acceptable to the Purchaser and the Company;

     (e) the 945 Subscription shall be completed and the Company shall have received aggregate subscription proceeds of $1 million pursuant thereto; and

     (f) all of the shareholders of the Company (including MPR, the Purchaser and the members of the 945 Group) shall have entered into or shall contemporaneously enter into a Share Exchange Agreement with Kwikstar in each case in a form mutually acceptable to the Purchaser and the Company.

9.        INDEMNITY SHARING AGREEMENT
          ---------------------------

          Notwithstanding anything else in this Agreement, any obligation of MPR to indemnify the Purchaser for any Claim shall be subject to the provisions of the Indemnity Sharing Agreement.

10.       DELIVERY AND PAYMENT
          --------------------

          Subject to acceptance of this Subscription Agreement by the Company and fulfilment or waiver of all conditions in favour of the Purchaser and the mutual conditions, the Closing will occur at the offices of Farris, Vaughan, Wills and Murphy, 2600 - 700 West Georgia Street, Vancouver, B.C., at the Closing Time on the Closing Date.

11.       GENERAL
          -------

          This Agreement is governed by the laws of British Columbia.

          This Agreement may be executed in two or more counterparts which when taken together shall constitute one agreement. Delivery of counterparts may be effected by facsimile transmission thereof. This Agreement and the rights and obligations under this Agreement are not assignable, except as set out below. Any party which is a body corporate may assign its rights under this Agreement to any Affiliate, including an Affiliate with which it amalgamates, merges or consolidates or enters into a similar reorganization, or into which it is wound up as part of a bona fide reorganization, provided that the Affiliate or successor corporation agrees to be bound by this Agreement in addition to the original party as if such Affiliate or successor corporation were an original signatory hereto. In connection with any permitted assignment of this Agreement, MPR may assign such provisions of the Indemnity Sharing Agreement as relate to this Agreement.

          Time is of the essence of this Agreement.

          At Closing and thereafter as may be necessary or desirable, and without further consideration, each of the parties shall execute, acknowledge and deliver such other documents and shall take or refrain from taking such action as the other party may reasonably require to evidence, carry out and give full effect to the terms, conditions, intent and meaning of this Agreement, to assure the completion of the transactions contemplated hereby, and to complete any permitted assignment by any party pursuant to this Section.

          Any notice or communication to be given hereunder may be given by delivering it at the addresses hereinafter set forth or by sending the same by facsimile to the parties at those addresses. Any notice so delivered will be deemed to have been received on the date delivered. Any facsimile notice will be deemed to have been received on transmission if the date thereof is a business day and, if not, on the next business day following transmission. Mailing and facsimile addresses of the parties for the purposes hereof shall be as follows:

     (a)  if to the Purchaser:

          945 Investments Ltd.
          Suite 106 - 1008 Beach Avenue
          Vancouver, B.C.
          V6E 1T7
          Attention:  Ed Ford and Len Fowler
          ----------------------------------

     (b)  if to the Company:

          Digital Courier International Inc.
          8618 Commerce Court
          Burnaby, BC, V5A 4N6

          Attention:  Chief Executive Officer
          ----------  -----------------------

     (c)  if to MPR:

          MPR Teltech Ltd.
          8999 Nelson Way
          Burnaby, BC,  V5A 4B5
          Facsimile:  293-6161
          Attention:  Ian Bardsley, Vice President Business Systems and
          ----------
                  Applications and Peter Inman, Vice President and Chief Financial Officer

          In witness whereof the Purchaser has executed this agreement as of the 15th day of November, 1995.

                                  945 INVESTMENTS LTD.



                                  By:  /s/ Edward D. Ford
                                       -------------------------------
                                       Title:

The undersigned accept this Subscription Agreement on the terms and conditions set out herein this 15th day of November, 1995.


                                  DIGITAL COURIER INTERNATIONAL INC.


                                  By:  /s/ I. R. Bardsley
                                       -------------------------------
                                       Title: Chairman



                                  MPR TELTECH LTD.


                                  By:  /s/ I. R. Bardsley
                                       -------------------------------
                                       Title: Vice President Business
                                              Systems and Appllications


                                       /s/ Peter Inman
                                       -------------------------------
                                       Title: Vice President and
                                              Chief Financial Officer

                                   SCHEDULE A


          Mark Burns              Director of Sales

          Eric Chong              Director of Engineering

          Neil Gunn               Director of Technology

          Al Kozak                General Manager

          Remy Kozak              Director of Products and Marketing

          Bruce Maxwell           Director of Network Operations

                                   SCHEDULE B
                           LIST OF MATERIAL CONTRACTS

CONTRACT                SERIAL                                                  START    FINISH
TYPE                    NUMBER      COMPANY NAME                     PRIME      DATE     DATE     DESCRIPTION

SALE                    950313-06   Airdate Traffic Services Ltd.    M. Burns   950302   960302   DCI Services Agreement

SALE                    950119-07   Airwaves Sound Design Ltd.       R. Kozak   950110   970109   DCI Services Agreement

SALE                    950731-02   Atlantic Records                 A. Kozak   950727   960727   DCI Services Agreement

SALE                    950419-05   Audio House, Inc. (KOME)         R. Kozak   950418   960418   DCI Services Agreement

SALE                    950517-03   Audioimage Productions, Inc.     A. Kozak   950515   960515   DCI Services Agreement

SALE                    950328-04   Balsa Broadcasting               A. Kozak   950321   960321   DCI Services Agreement
                                    Corporation

SALE                    950330-06   Bell Sound Studios               A. Kozak   950323   960323   DCI Services Agreement

SALE                    950313-10   Blackburn Radio Inc. (CFPL)      M. Burns   950307   960307   DCI Services Agreement

SALE                    950313-16   CFFX/CFMK-FM Radio               M. Burns   950302   960302   DCI Services Agreement

SALE                    950330-05   CFHK Radio Ltd.                  A. Kozak   950323   960323   DCI Services Agreement

SALE                    950313-18   CFRA/CKKL-FM                     M. Burns   950228   960228   DCI Services Agreement

SALE                    950313-21   CFRB/CKFM (MIK 99.9)             M. Burns   950310   960310   DCI Services Agreement

SALE                    950228-05   CFRN CFBR FM                     M. Burns   950222   960222   DCI Services Agreement

SALE                    950313-19   CHED/CKNG division of            M. Burns   950308   960308   DCI Services Agreement
                                    Western Radio Group Ltd.

SALE                    950313-22   CHEZ-FM Inc.                     M. Burns   950310   960310   DCI Services Agreement

SALE                    950313-071  CHUC Radio                       M. Burns   950307   960307   DCI Services Agreement

SALE                    950119-05   CHUM Ltd. (CFUN/CHQM FM)         R. Kozak   950102   970101   DCI Services Agreement

SALE                    950119-04   CHUM Ltd. (CJOH/C100)            R. Kozak   941220   961220   DCI Services Agreement

SALE                    950601-05   CITE-FM                          A. Kozak   950529   960529   DCI Services Agreement

SALE                    950313-12   CJEZ FM                          M. Burns   950301   960301   DCI Services Agreement

SALE                    950420-02   CJMC                             A. Kozak   950418   960418   DCI Services Agreement

SALE                    950330-04   CKIS-CHOM FM (CHUM Quebec)       A. Kozak   950323   960323   DCI Services Agreement


CONTRACT                SERIAL                                                  START    FINISH
TYPE                    NUMBER      COMPANY NAME                     PRIME      DATE     DATE     DESCRIPTION


SALE                    950313-17   CKKQ-FM                          M. Burns   950301   960301   DCI Services Agreement

SALE                    950228-04   CKLG CFOX Radio                  M. Burns   950220   960220   DCI Services Agreement

SALE                    950313-11   CKRY-FM                          M. Burns   950311   960311   DCI Services Agreement

SALE                    950313-05   CKSL AM/CIQM FM                  M. Burns   950302   960302   DCI Services Agreement

SALE                    950313-20   Commercial Recording Studios     R. Kozak   950308   960308   DCI Services Agreement
                                    Inc.

SALE                    950119-08   Dick & Rogers Sound Studio       R. Kozak   950110   970109   DCI Services Agreement
                                    Ltd.

SALE                    950313-13   Fraser Valley Radio Group        M. Burns   950301   960301   DCI Services Agreement

SALE                    950609-02   Heritage Wisconsin               A. Kozak   950601   960601   DCI Services Agreement
                                    Broadcasting Corporation

SALE                    950119-06   Jim Pattison Industries Ltd.     R. Kozak   950102   970101   DCI Services Agreement
                                    (CJJR FM)

SALE                    950510-04   KFI-AM                           A. Kozak   950501   960501   DCI Services Agreement

SALE                    950330-03   KROQ-FM                          A. Kozak   950323   960323   DCI Services Agreement

SALE                    950609-05   KRPM-FM                          A. Kozak   950601   960601   DCI Services Agreement

SALE                    950420-01   LBJ Broadcasting                 A. Kozak   950418   960418   DCI Services Agreement

SALE                    950130-03   Manta Eastern Sound Ltd.         A. Kozak   950123   960131   DCI Services Agreement

SALE                    950228-02   Metromedia CMR Inc.              M. Burns   950227   960227   DCI Services Agreement

SALE                    950228-03   Mount Royal Broadcasting Inc.    M. Burns   950227   960227   DCI Services Agreement

SALE                    950130-06   Newcap Broadcasting Ltd.         A. Kozak   950125   960125   DCI Services Agreement
                                    (CFRQ-FM)

SALE                    950313-15   Panfor Dubbing Ltd.              M. Burns   950301   960301   DCI Services Agreement

SALE                    950328-03   Q107 FM - AM640 Radio            A. Kozak   950315   960315   DCI Services Agreement

SALE                    950119-03   Reel Time Recorders Ltd.         R. Kozak   941221   961221   DCI Services Agreement

SALE                    950328-02   ROCK 95 FM                       A. Kozak   950313   980313   DCI Services Agreement

SALE                    950405-02   Shaw Radio Ltd.                  A. Kozak   950330   960330   DCI Services Agreement

SALE                    950130-04   Sounds Interchange Ltd.          A. Kozak   950123   960123   DCI Services Agreement

SALE                    950313-14   South Fraser Broadcasting        A. Kozak   950301   960301   DCI Services Agreement

SALE                    940819-01   Standard Radio Inc.              R. Kozak   940901   941130   DCI Services Agreement


CONTRACT                SERIAL                                                  START    FINISH
TYPE                    NUMBER      COMPANY NAME                     PRIME      DATE     DATE     DESCRIPTION


SALE                    940819-07   Standard Radio Inc.              R. Kozak   940901   941130   DCI Services Agreement

SALE                    9501230-05  Sun Radio Limited (CIEZ FM)      A. Kozak   950125   960125   DCI Services Agreement

SALE                    950123-03   Telemedia Communications         R. Kozak   941221   951221   DCI Services Agreement
                                    Ontario, Inc. (CJCL Radio)

SALE                    950609-03   WBBF Inc.                        A. Kozak   950601   960601   DCI Services Agreement

SALE                    950609-04   WIL/WRTH/KIHT                    A. Kozak   950601   960601   DCI Services Agreement

LICENSE                 950109-01   Danmarks Radio                              950101            Source Code Software
                                                                                                  License Agreement for
                                                                                                  Audition (TM)


                                   SCHEDULE C

                         DIGITAL COURIER INTERNATIONAL
                   SCHEDULE OF REPRESENTATIONS AND WARRANTIES

1. Historical financial and operating results of Digital Courier International incorporated in business plan model prepared by DCI and Nesbitt Burns in connection with the offering.

2.   Nesbitt Burns Confidential Information Memorandum dated April, 1995.

3. Commissioned sites in Canada (116) and US (183) as at October 30, 1995 dated November 7, 1995.

4. Orders in progress excluding commissioned sites in Canada (15) and US (316) as at October 30, 1995 dated November 7, 1995.

5. Monthly traffic for October, 1995 by destination, dated November 7, 1995. Total for month is 2496.

6.   Management meeting minutes for November 6, 1995.

7. Letter of Intent dated September 25, 1995 signed by Enterprise Developments Inc., Kwikstar Communications Ltd. and MPR Teltech Ltd. and all schedules attached thereto.

8. Testimonials of customers of DCI sent to CIBC Wood Gundy Capital on September 14, 1995.

9.   US Account status dated September 13, 1995.

10.  US sender account status report dated September 18, 1995.

11. Digital Courier International U.S. Services Agreement with Mediatech Incorporated sent September 14, 1995 including Mediatech's distribution volume by station.